Lynn B. Fuller Chairman and CEO Trading Symbol HTLF | www.htlf.com Acquisition of Citywide Banks of Colorado, Inc. CREATING COLORADO’S PREMIER COMMUNITY BANK February 14, 2017

2 Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assump- tions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “may”, “would”, “could”, “will”, “expect”, “anticipate”, “project”, “believe”, “intend”, “plan” and “estimate”, as well as similar expressions. These forward-looking statements include statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our anticipated acquisitions, our anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amorti- zation and accretion, the impact of the expiration of loss share agreements, anticipated internal growth and plans to establish or acquire banks or the assets of failed banks. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following: > the inability to obtain the requisite regulatory and shareholder approvals for the anticipated acquisitions and meet other closing terms and conditions; > the reaction to the anticipated acquisitions of all the banks’ customers, employees and counter-parties or difficulties related to the transition of services; > general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; > our ability to raise additional capital may be impaired if current levels of market disruption and volatility continue or worsen; > we may be unable to collect reimbursements on losses that we incur on our assets covered under loss share agreements with the FDIC as we anticipate; > costs or difficulties related to the integration of the banks we may acquire may be greater than expected; > restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; > legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; > competitive pressures among depository and other financial institutions may increase significantly; > changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; > other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; > our ability to attract and retain key personnel can be affected by the increased competition for experience employees in the banking industry; > adverse changes may occur in the bond and equity markets; > war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; > economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and > we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on form 10-K for the year ended December 31, 2015, for a description of some of the important factors that may affect actual outcomes.

3 Additional Information about the Merger and Where to Find it In connection with the proposed merger transaction, Heartland Financial USA, Inc. (Heartland) will file a registration statement on Form S-4 with the SEC to register Heartland shares that will be issued to Citywide Banks of Colorado, Inc (Citywide) shareholders in connection with the transaction. The registration statement will include a proxy statement of Citywide and a prospectus of Heartland as well as other relevant documents concerning the proposed transaction. The registration statement and the proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about Heartland, Citywide and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS) BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may also obtain free copies of these documents and other documents filed with the SEC, at the SEC’s website at https://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by Heartland at its website at https://www.htlf.com (which website is not incorporated herein by reference) or by contacting Bryan R. McKeag by telephone at 563-589-1994. Security holders may also obtain free copies of the documents of Citywide at its website at https://www.citywidebanks.com (which website is not incorporated herein by reference) or by contacting Dennis Santistevan by telephone at (303) 365-3684. Heartland, Citywide and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citywide in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the proxy statement/prospectus described above when it is filed with SEC. Additional information regarding each of Heartland’s directors and executive officers, including their beneficial ownership of Heartland common stock is included in Heartland’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 6, 2016. You can obtain free copies of this document from Heartland using the contact information above.

4 Climbing Higher in Colorado: Heartland Creating a $2.3 Billion Denver Based Community Bank » Combined with Centennial Bank and Trust, the acquisition of Citywide will create Heartland’s largest bank subsidiary » More than doubles Heartland’s assets in Colorado creating a powerful Denver-based community bank in one of the country’s fastest growing markets » Post-acquisition the combined bank will rank as the third largest community bank1 operating in the Denver-Boulder-Aurora MSA » The $2.3 billion bank will operate 21 branches in Denver and the Front Range as well as 8 branches in the attractive mountain markets » High quality acquisition with an attractive deposit mix of 43% non-interest bearing and 90% non-time deposits » Heartland is partnering with the Schmitz family to continue its 53 year successful banking history in Denver: • The merged operations will adopt the Citywide Banks brand in Colorado • Citywide President and CEO, Kevin Quinn, will lead the new bank ‘s combined management team • Marty Schmitz, Chairman of Citywide, will become a director of Heartland • The new bank will build on the Heartland and Schmitz family tradition of exceptional value added service and community leadership » Financially attractive to Heartland: • Expected to be ~11% accretive to EPS in 2018 • Tangible book value earn-back in ~3.0 years • Internal Rate of Return well in excess of 15% » Low execution risk and Heartland will remain below the $10 Billion mark (1) Community banks defined as institutions with consolidated assets of less than $25 Billion

Transaction Structure

STRUCTURE / CONSIDERATION	• Citywide common stock exchanged for 3.30 shares of Heartland and $57.00 in cash, subject to adjustment • Approximately 3.2 million shares of Heartland and $56 million in cash, a 73%/27% stock and cash mix • Double trigger walk-away provision versus KBW Regional Bank Index ("KRX") • Citywide's 7.50% Non Cumulative Perpetual Preferred shares redeemed at closing • Citywide Banks will be merged into Heartland's Colorado subsidiary, Centennial Bank and Trust • Combined bank will operate under the Citywide Banks brand name
PRICING MULTIPLES	• Aggregate Deal Value: ~ $202.7 million[1] • Deal Value / Tangible Book Value: ~ 1.82x • Deal Value / LTM Earnings: ~ 19.6x • Core Deposit Premium: ~ 8.2%
BOARD / MANAGEMENT	• Citywide Chairman, Marty Schmitz to join Heartland's Board of Directors • Kevin Quinn, President and CEO of Citywide will assume the role of CEO of the combined bank subsidiary
APPROVALS/ TIMING	• Estimated close in early Q3 2017 • Customary regulatory approvals and shareholder approval by Citywide • Heartland will need approval to increase authorized shares at its 2017 Annual Meeting

(1) Based on HTLF's closing price of $45.75 on February 10, 2017 and financials for Citywide as of 12/31/2016. Excludes $5 million preferred stock redemption.

Heartland FINANCIAL USA, INC.
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6 Partnering with the Schmitz Family to Create Colorado’s Premier Community Bank Heartland will continue Vince Schmitz’ legacy of exceptional client service and community leadership as we share the same philosophy and values • More than five decades of high integrity and commitment to the local community. Matches Heartland’s tradition of service since 1935 • Vince Schmitz’ core business philosophy: “Providing the small business owner the service, expertise and products often reserved for larger businesses” Matches Heartland: ” The Big Bank Punch with the Community Bank Touch” • A management style and vision that highlights integrity, fairness and service that exceeds expectations • Dedication to community leadership • Highly respected in their communities and among their competitors

7 2013 2014 2015 2016 CAGR Total Assets ($M) 1,184 1,262 1,335 1,376 5.2% Total Net Loans ($M) 726 799 883 996 11.1% Total Deposits ($M) 1,047 1,110 1,176 1,203 4.7% Tang. Common Equity ($M) 104 119 127 139 10.2% ROAA (%) 0.82 1.55 0.68 0.85 ROAE (%) 8.64 16.51 7.01 8.41 Net Interest Margin (%) 4.18 3.84 3.91 4.05 Efficiency Ratio (%) 76.6 75.8 74.2 71.5 TCE / TA (%) 8.8 9.5 9.6 10.1 TRBC Ratio (%) 13.8 13.4 13.3 12.9 NPAs / Assets (%) 3.48 2.40 1.83 0.95 NCOs / Avg Loans (%) 0.29 0.03 (0.01) (0.01) LLRs / Gross Loans (%) 2.23 2.00 1.82 1.46 Citywide Banks Consistent Growth and Strong Deposit Franchise Financial Highlights (Bank Level) Franchise Highlights Loan Composition Deposit Composition • $1.4 billion in assets and 12 branches across Colorado’s Front Range • 43% non-interest bearing and 90% non-time deposits with an overall cost of funds of 0.18% • Excellent management team with decades of combined banking experience • 11% annual loan growth since 2013 • Strong presence in the largest deposit market in the fast growing state of Colorado Non- Int. Bearing 43% Int- DDA, MM, Sav. 47% Time <$100K 3% Time >$100K 7% ????? ??????? ???? ?00? Non-Int. Bearing 516,402$ Int-DDA, MM, Sav. 569,171 Time <$100K 35,165 Time >$100K 82,713 Total 1,203,451$ ??? ????? 1 0?1? 1For the three months ended December 31, 2016 Source: SNL Financial At or for 12 months ended December 31 1-4 Family 14% OO CRE 19% Non OO CRE 27% Mul8-Family 3% C&D 16% C&I 19% Consumer 1% Other 1% Loan Composition ($000s) 1-4 Family $ 143,056 OO CRE 192,821 Non OO CRE 277,088 Multi-Family 31,908 C&D 158,886 C&I 187,849 Consumer 5,704 Other 13,638 Total $ 1,010,950 Yield on Loans1 4.99% Source: FDIC Call Report 5.2 1.1 4.7 10.2 516,402 569.17 35,16 82,71 1,203,451 Cost of Funds 0.18% 2013 2014 2015 2016 CAGR Total Assets ($M) 1,184 1,262 1,335 1,376 5.2% Total Net Loans ($M) 726 799 883 996 11.1 Total Deposits ($M) 1,047 1,110 1,176 1,203 4.7% Tang. Common Equity ($M) 104 119 127 139 10.2 ROAA (%) 0.82 1.55 0.68 0.85 R AE ( ) 8.64 16.51 7.01 8.41 Net Interest Margin (%) 4.18 3.84 3.91 4.05 Efficiency Ratio (%) 76.6 75.8 74.2 71.5 TCE / TA (%) 8.8 9.5 9.6 10.1 TRBC Ratio (%) 13.8 13.4 13.3 12.9 NPAs / Assets (%) 3.48 2.40 1.83 0.95 NCOs / Avg Loans (%) 0.29 0.03 (0.01) (0.01) LLRs / Gross Loans (%) 2.23 2.00 1.82 1.46

8 Two Banks Will Create Premier Community Bank in Denver Metro Market Centennial Bank and Trust Branches Citywide Bank Branches Source: SNL Financial +

9 Heartland to Operate Third Largest Community Bank1 in Denver MSA, One of the Nation’s Fastest Growing Markets Colorado / Denver Market Highlights Pro Forma Deposit Market Share1 Market Demographics Denver-Aurora-Lakewood, CO MSA 2016 Rank Institution (ST) Branches Dep. In Mkt.($000) Market Share (%) 1 FirstBank Holding Co. 65 10,133,743 13.36 2 CoBiz Financial Inc. 8 1,796,474 2.37 Pro Forma 21 1,580,803 2.08 3 Silver Queen Financial Services Inc. 1 1,383,240 1.82 4 Guaranty Bancorp 14 1,130,308 1.49 5 Citywide Banks of Colorado Inc. 11 1,086,365 1.43 6 UMB Financial Corp. 8 1,006,527 1.33 7 TCF Financial Corp. 25 750,041 0.99 8 Trust Co. of America 1 634,659 0.84 9 National Bank Holdings Corp. 12 540,706 0.71 10 Heartland Financial USA Inc. 10 494,438 0.65 Market Total 653 75,825,679 100.00 Denver-Aurora-La e ood, CO MSA HTLF Denver MSA U.S. Projected Population Growth (2017-2022) 4.15% 8.06% 3.77% 2017 Household Income $56,576 $70,249 $57,462 2021 Projected Household Income $60,732 $76,838 $61,642 Projected Household Income Growth (2017-2022) 6.98% 9.38% 7.27% HTLF Denver MSA U.S. 1Excludes banks with assets greater than $25 billion; deposit data as of June 30, 2016 Source: SNL Financial • Denver’s central location makes it a natural distribution hub for the American West, while also supporting growing industries in technology and telecommunications • Combined company will be the #3 ranked community bank in the Denver MSA1 • Colorado was ranked as #3 in CNBC’s Top States for Business 2016 • Denver was ranked as the #1 Best Place for Business and Careers by Forbes • Denver was ranked by U.S. News & World Report as the #1 Best Place to live in 2016 • Denver-Aurora-Lakewood MSA was ranked as the 11th fastest growing MSA in the U.S. Pro Forma 21 1,580,80 2.0 5 Citywide Banks of Colorado Inc. 1 1,086,3 5 1.4 10 Centennial Bank and Trust (HTLF) 10 494,438 0.65 (Current) 8.06% $70,249 $76,838 9.38%

Pro Forma Impact

Heartland Estimated Pro Forma Summary Statistics:
(Dollars in billions except per share data)

PRO FORMA BALANCE SHEET[1]	• Total Assets	$9.9B
	• Total Gross Loans	$6.7B
	• Total Deposits	$8.3B
PRO FORMA PER SHARE ACCRETION/(DILUTION)	• TBV/Share	~ (5)%
	• TBV Earnback[2] (Crossover Method)	~ 3 yrs
	• 2017 EPS (Incld. merger Exp.)	~ 2%
	• 2017 EPS (Excl. merger Exp.)	~ 5%
	• 2018 EPS	~ 11%
PRO FORMA CAPITAL RATIOS[1]	• TCE/TA Ratio	~ 7%
	• Leverage Ratio	~ 9%
	• Total RBC Ratio	~ 13%

[1] Pro Forma Balance Sheet and Capital Ratios as of anticipated closing date of 6/30/17 reflecting the acquisition of Founders Bancorp and Citywide

[2] Crossover method defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share

Heartland FINANCIAL USA, INC.

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11 Transaction Analysis DUE DILIGENCE TRANSACTION ASSUMPTIONS CROSSING $10B+ THRESHOLD • Comprehensive due diligence process • In-depth review of credit files, underwriting methodology and policy • 65% of total loans reviewed, including over 80% of CRE loans and 100% of NPAs • Detailed review of expenses on a line item basis • Estimated 2.0% credit mark of $21 million • Loan rate mark of $5.3 million amortized over 3.0 years • Assumes 32% cost savings, 75% phased-in by year-end 2017, 100% thereafter • Pre-tax, one-time buyer and seller combined merger charges are estimated at $15 million • Core deposit intangibles of 1.5% amortized over 10 years using sum of years digits • $1.3 million mark down of securities amortized over 3 years • $1.1 million (10.0%) mark down of OREO • $8.7 million mark down of TRUPS amortized over 18 years • No revenue enhancements modeled • Plans have been developed to maintain assets under $10 Billion through year end 2017 • Anticipate Durbin Effective July 2019 – Annualized impact ~$5 million pretax • Anticipate first Dodd Frank Stress Test delivery in Q1 2020

12 An Expanding Franchise—Heartland Financial USA, Inc. 10 Independent Bank Charters 108 Offices 85 Communities

13 A Compelling Opportunity for Heartland and its Investors » Market expansion in high growth Colorado market creating Heartland’s largest bank subsidiary » More than doubles Heartland’s assets in Colorado and creates the third largest community bank in the Denver-Boulder-Aurora MSA » High quality acquisition with an attractive deposit mix and low-cost core funding » Retention of local management, board representation and relationship management talent to join our existing Colorado team » Strategically attractive with compelling financial metrics » Low execution risk and Heartland will remain below the $10 Billion mark » When completed, Heartland’s twelfth acquisition since 2012; Heartland has a history of successful merger execution and integration » Transaction expected to enhance Heartland’s long-term shareholder value

14 Contact Information BRUCE K. LEE President PHONE: (563) 587-4176 FAX: (563) 589-2011 TOLL-FREE: (888) 739-2100 blee@htlf.com www.htlf.com